UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (date of earliest event reported): June 26, 2025
Enhabit, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-41406	47-2409192
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

6688 N. Central Expressway, Suite 1300, Dallas, Texas 75206
(Address of principal executive offices, including zip code)
(214) 239-6500
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	EHAB	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
    Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On June 26, 2025, at the 2025 Annual Meeting of Stockholders (the “Annual Meeting”) of Enhabit, Inc. (the “Company”), the stockholders of the Company approved the Enhabit, Inc. 2025 Equity and Incentive Compensation Plan (the “2025 Equity Plan”).
The 2025 Equity Plan is generally administered by the Compensation & Human Capital Committee of the Board (the “Committee”) and permits grants of option rights, appreciation rights (“SARs”), restricted stock awards, restricted stock units, performance shares, performance units, cash incentive awards, and other share-based awards, upon the terms and conditions as further described in the 2025 Equity Plan, to among others (1) the Company’s officers and other employees (and those of its subsidiaries), including persons who have agreed to commence serving in such capacity within 90 days of the grant of the applicable award and (2) the Company’s non-employee directors.
Subject to adjustment as described in the 2025 Equity Plan, and subject to the 2025 Equity Plan’s share counting rules, a total of 3,300,000 shares of common stock of the Company are available for awards granted under the 2025 Equity Plan, minus (A) any shares of Common Stock subject to awards granted under the Enhabit, Inc. 2022 Omnibus Performance Incentive Plan (the “2022 Omnibus Plan”) after April 29, 2025 and prior to the date of the Annual Meeting, plus (B) the shares that are subject to awards granted under the 2025 Equity Plan or the 2022 Omnibus Plan that are added (or added back, as applicable) to the aggregate number of shares available under the 2025 Equity Plan pursuant to the share counting rules of the 2025 Equity Plan. These shares may be shares of original issuance or treasury shares, or a combination of both. The 2025 Equity Plan provides that no non-employee director of the Company may be granted compensation for such service having an aggregate maximum value (measured at the grant date, as applicable, and calculating the value of any awards based on the grant date fair value for financial reporting purposes) in excess of $750,000 within any one calendar-year period, except that this limit does not apply to (1) distributions of previously deferred compensation under a deferred compensation plan maintained by the Company, (2) compensation received by the director in his or her capacity as an executive officer or employee of the Company, or (3) any compensation resulting from non-preferential dividends or dividend equivalents associated with outstanding equity awards.
The 2025 Equity Plan permits the Committee to make certain performance-based awards to participants under the 2025 Equity Plan. The following is a non-exhaustive list of performance measures that could be used for such performance-based awards: (1) earnings (including, but not limited to, earnings per share); (2) profit (including, but not limited to, net profit, gross profit, operating profit, economic profit, profit margins or other profit measures); (3) net or operating income; (4) revenue; (5) stock price or performance; (6) stockholder return; (7) return measures (including, but not limited to, return on assets, capital, equity or revenue); (8) earnings before interest, taxes, depreciation and amortization (“EBITDA”); (9) operating or EBITDA margins; (10) market share; (11) expenses (including, but not limited to, expense management, expense efficiency ratios or other expense measures); (12) business expansions or consolidation (including but not limited to, acquisitions and divestitures); (13) internal rate of return; (14) planning accuracy (as measured by comparing planned results to actual results); (15) year-over-year patient volume growth; (16) year-over-year changes in expense line items; (17) cash flow measures (including, but not limited to, free cash flow); (18) prevention of failures of internal controls or compliance; (19) quality of care metrics (including, but not limited to, PEM Score, functional improvement measures, patient satisfaction and other metrics tracked by Medicare or Medicaid); or (20) any combination of the foregoing, any of which may be measured either in absolute terms or as compared to any incremental increase or as compared to results of a peer group.
The Board generally will be able to amend the 2025 Equity Plan, subject to stockholder approval in certain circumstances as described in the 2025 Equity Plan.
This description of the 2025 Equity Plan is qualified in its entirety by reference to the full text of the 2025 Equity Plan, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.
Item 5.07 Submission of Matters to a Vote of Security Holders.
On June 26, 2025, the Company held its Annual Meeting. On April 29, 2025, the record date for the Annual Meeting, there were 50,637,417 shares of the Company’s common stock outstanding with each such share entitled to one vote. The holders of 34,629,820 shares (68.39%) of the Company’s common stock were present in person or represented by proxy during the Annual Meeting.
The number of votes cast for or against as well as abstentions and broker non-votes, as applicable, with respect to each matter is set forth below.

Proposal 1. Election of Board of Directors
The following persons were elected as directors of the Company for a one-year term expiring at the 2026 Annual Meeting of Stockholders with the following vote:

Name of Nominee	Votes For	Votes Against	Votes Abstained	Broker Non-Votes
Jeffrey W. Bolton	29,143,147	2,324,043	5,985	3,156,645
Tina L. Brown-Stevenson	31,099,255	355,000	18,920	3,156,645
Charles M. Elson	28,944,976	2,518,658	9,541	3,156,645
Erin P. Hoeflinger	31,414,111	53,543	5,521	3,156,645
Barbara A. Jacobsmeyer	31,404,293	63,108	5,774	3,156,645
Stuart M. McGuigan	31,269,548	194,086	9,541	3,156,645
Mark W. Ohlendorf	31,381,851	85,489	5,835	3,156,645
Stephan S. Rodgers	31,278,344	189,208	5,623	3,156,645
Gregory S. Rush	31,423,418	43,644	6,113	3,156,645
Barry P. Schochet	30,909,746	557,481	5,948	3,156,645
Proposal 2. Ratification of Independent Accountants
The appointment of PricewaterhouseCoopers LLP as the independent registered public accounting firm for the Company for the fiscal year ending December 31, 2025 was ratified with the following vote:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
34,396,081	209,447	24,292	—
Proposal 3. Advisory vote on the compensation of the Company’s named executive officers
This advisory vote on the compensation of the Company’s named executive officers was approved with the following vote:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
30,895,156	359,010	219,009	3,156,645
Proposal 4. Approval of the 2025 Equity Plan
The Enhabit, Inc. 2025 Equity and Incentive Compensation Plan was approved with the following vote:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
31,034,364	427,321	11,490	3,156,645

Item 9.01. Financial Statements and Exhibits.
(d)    Exhibits.

Exhibit Number	Description
10.1	Enhabit, Inc. 2025 Equity Incentive Plan.
104	Cover Page Interactive Data File - the cover page iXBRL tags are embedded within the Inline XBRL document

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

ENHABIT, INC.
By:	/s/ Dylan C. Black
	Name:	Dylan C. Black
	Title:	General Counsel
Dated: June 26, 2025